SCHEDULE 14C INFORMATION

Information Statement Pursuant To Section 14(c)

of the Securities Exchange Act 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

M FUND, INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	Fee not required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

M FUND, INC.

July 30, 2025

Dear Policy Owner:

You are the owner of a variable life insurance or annuity policy and some (or all) of your policy's cash value is invested in M Fund, Inc. The Board of Directors (the "Board" or "Directors") of M Fund, Inc. (the "Corporation") is distributing this Information Statement in connection with the change in sub-adviser of the M Large Cap Growth Fund. The Board approved a new sub-advisory agreement with Federated MDTA LLC to replace DSM Capital Partners LLC as the sub-adviser of the Fund. The Corporation has been granted an exemptive order by the Securities and Exchange Commission (the "SEC") that allows M Financial Investment Advisers, Inc. ("MFIA"), subject to certain conditions, to enter into a new sub-advisory agreement with an unaffiliated entity without obtaining shareholder approval. This Information Statement also provides information on the amendment to the Investment Advisory Agreement for the Fund between MFIA and the Corporation, which reflects a decrease in the advisory fee for the Fund resulting from the change in sub-adviser. The Directors are distributing this Information Statement on or about July 30, 2025 to the shareholders of record as of June 27, 2025.

The Fund is providing this Information Statement solely for your information as required by an exemptive order issued by the SEC. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

If you have questions, please call your financial adviser.

Sincerely,

/s/ Robert Olson

Robert Olson
President, M Fund, Inc.

INFORMATION STATEMENT

M Fund, Inc.
M Large Cap Growth Fund

M Financial Plaza
1125 NW Couch Street, Suite 900
Portland, Oregon 97209

The Board of Directors (the "Board" or Directors") of M Fund, Inc. (the "Corporation") is distributing this Information Statement in connection with the change in sub-adviser of the M Large Cap Growth Fund. The Board approved a new sub-advisory agreement with Federated MDTA LLC ("Federated"), to replace DSM Capital Partners LLC ("DSM") as the sub-adviser of the M Large Cap Growth Fund. The Corporation has been granted an exemptive order by the Securities and Exchange Commission (the "SEC") that allows M Financial Investment Advisers, Inc. ("MFIA" or the "Adviser"), subject to certain conditions, to enter into a new sub-advisory agreement with an unaffiliated entity without obtaining shareholder approval. This Information Statement also provides information on the amendment to the Investment Advisory Agreement for the Fund between MFIA and the Corporation, which reflects a decrease in the advisory fee for the Fund resulting from the change in sub-adviser. The Directors are distributing this Information Statement on or about July 30, 2025 to the shareholders of record as of June 27, 2025.

The M Large Cap Growth Fund is providing this Information Statement solely for your information as required by an exemptive order issued by the SEC. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The M Large Cap Growth Fund has previously sent its annual shareholder report dated December 31, 2024 and its semi-annual shareholder report dated June 30, 2024 to its shareholders. A copy of the Fund's most recent annual shareholder report, semi-annual shareholder report, and financial statements on the Corporation's Form N-CSR may be obtained without charge by writing to M Fund, Inc., Attention: Hannah Hasbrook, M Fund, Inc. Administrator, at the address set forth above or by calling (888) 736-2878. In addition, the Fund's most recent annual and semi-annual shareholder reports and financial statements on the Corporation's Form N-CSR are available on its website under "Tailored Shareholder Reporting" and "Reports and Statements", respectively, at https://www.mfin.com/m-funds.

INFORMATION ON THE CHANGE IN SUB-ADVISER OF THE M LARGE CAP GROWTH FUND

Overview and Related Information

On March 28, 2025, the Board approved an amendment to the Investment Advisory Agreement for the M Large Cap Growth Fund effective May 1, 2025 (the "Amendment") and a new sub-advisory agreement for the M Large Cap Growth Fund effective May 1, 2025 (the "New Sub-Advisory Agreement"), between MFIA and Federated.

DSM previously served as the sub-adviser of the M Large Cap Growth Fund (the "Fund"). MFIA and the Board believed it was in the best interests of the shareholders to seek a replacement investment manager for the Fund due to the long term underperformance of the Fund. After a lengthy search of replacement sub-advisers, MFIA recommended the appointment of Federated to assume responsibility for the day-to-day management of the Fund. Upon the recommendation of MFIA and after carefully considering a variety of factors (as described below under "Basis for the Board's Approval of the New Sub-Advisory Agreement"), the Board voted on March 28, 2025 to terminate the sub-advisory agreement between MFIA and DSM and to approve the New Sub-Advisory Agreement. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a mutual fund generally cannot enter into an advisory contract, such as a sub-Advisory agreement, unless the shareholders of that fund vote to approve the new agreement. The Corporation and MFIA have been granted an exemptive order from the SEC that allows MFIA, subject to certain conditions, to enter into new sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval. The New Sub-Advisory Agreement became effective May 1, 2025. Under the New Sub-Advisory Agreement, the sub-advisory fee decreased. As a result of the decrease in the sub-advisory fee, MFIA recommended and the Board approved an amendment to the Investment Advisory Agreement for the Fund to decrease the advisory fee payable by the Fund because the advisory fee includes the amount retained by the Adviser and an amount payable by MFIA to the sub-adviser.

Information on the Investment Advisory Agreement and the Amendment to the Investment Advisory Agreement

Description of MFIA

MFIA is the investment adviser of the Fund. MFIA also advises M International Equity Fund, M Large Cap Value Fund, and M Capital Appreciation Fund (together with the Fund, the "Funds"), each a series of the Corporation. As of December 31, 2024, MFIA had approximately $917.7 million in assets under management, all of which were assets of the Corporation. MFIA is controlled by M Financial Holdings Incorporated (dba M Financial Group), which owns 100% of the voting securities of MFIA. MFIA was organized on September 11, 1995. Although MFIA is not primarily responsible for the daily management of the Funds, it oversees the management of the assets of the Funds by each of the sub-advisers. In turn, each sub-adviser is responsible for the day-to-day management of a specific Fund.

M Financial Group is engaged in providing product development and marketing support services for participating insurance agents, who, collectively, own a majority of the outstanding stock of M Financial Group. As stockholders, such participating insurance agents share in the profits of M Financial Group via periodic stock or cash dividends. M Financial Group derives revenue from, among other things, investment advisory fees with respect to assets invested in the Corporation. Shareholders should be aware that these compensation arrangements may create economic incentives that could influence recommendations for the Funds.

Names, Addresses and Principal Occupations of Each Director of MFIA and Executive Officer of the Corporation

Name	Address	Principal Occupation
Malcolm L. Cowen, II	1125 NW Couch St., Suite 900, Portland, OR 97209	Director of MFIA, President, Cornerstone Advisors Asset Management, Inc.
Philip M. de Bruyn	1125 NW Couch St., Suite 900, Portland, OR 97209	Director of MFIA, Partner, Southern Wealth.
Carl J. Peterson	1125 NW Couch St., Suite 900, Portland, OR 97209	Director of MFIA, Managing Principal, Lindberg & Ripple.

Name	Address	Principal Occupation
Lauren Thomas-Compton	1125 NW Couch St., Suite 900, Portland, OR 97209	Director of MFIA, President and Managing Principal, Thomas Financial.
Robert Olson	1125 NW Couch St., Suite 900, Portland, OR 97209

President of the Corporation, 2024 to present; Head of Advisory Services, M Financial Group, September 2023 to present; President, MFIA, October 2023 to present; Director of Investment Product Management, Morningstar Investment Management, 2019 to September 2023.

Troy Sheets	ACA Group 190 Middle Street, Suite 301, Portland, ME 04101

Treasurer of the Corporation, July 2025 to present; Director, ACA Group, 2024 to present; Senior Principal Consultant, ACA Group, 2022 to 2024; Director, Foreside Fund Officer Services, LLC, 2016 to 2022.

Hannah Hasbrook	1125 NW Couch St., Suite 900, Portland, OR 97209	Secretary of the Corporation and MFIA, July 2025 to present; M Fund Administration Manager, M Financial Group, 2015 to present.
Kenneth Kalina	ACA Group 190 Middle Street, Suite 301, Portland, ME 04101

Chief Compliance Officer and Anti-Money Laundering Compliance Officer of the Corporation, August 2019 to present; Chief Compliance Officer, MFIA, August 2019 to present; Director, ACA Group, 2025 to present; Senior Principal Consultant, ACA Group, 2022 to 2024; Director, Foreside Fund Officer Services, LLC 2017 to 2022.

Description of the Investment Advisory Agreement

MFIA has acted as adviser for the Fund since its inception and currently acts as the Fund's adviser pursuant to an investment advisory agreement dated September 1, 2001 as amended (the "Advisory Agreement"). The Board approved the Advisory Agreement at a meeting held on August 24, 2001 and last approved the continuance of the Advisory Agreement at a meeting held on March 28, 2025.

Under the Advisory Agreement, MFIA assumes overall responsibility, subject to the ongoing supervision of the Board, for administering all operations of the Corporation and for monitoring and evaluating the management of the assets of the Fund by the sub-advisers. MFIA provides or arranges for the provision of the overall business management and administrative services necessary for the Corporation's operations and furnishes or procures any other services and information necessary for the proper conduct of the Corporation's business. MFIA also acts as liaison among, and supervisor of, the various service providers to the Corporation, including the custodian, transfer agent, administrator, and accounting services agent. MFIA is also responsible for: (1) setting the Fund's overall investment strategies, (2) where appropriate, recommending to the Board the allocation and reallocation of assets among multiple sub-advisers, and (3) overseeing the Corporation's compliance with applicable law and with the Fund's investment objectives, policies and restrictions. The sub-advisers provide the day-to-day portfolio management for the Corporation's portfolios.

The Advisory Agreement provides that MFIA may render similar services to others (although there is no current intent for MFIA to do so), so long as the services that it provides to the Corporation are not impaired thereby. The Advisory Agreement also provides that MFIA will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Corporation, except for (i) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties or obligations under the Advisory Agreement, and (ii) to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.

Under the Advisory Agreement, prior to the Amendment, MFIA received a fee based on the average daily net assets of the Fund at the following annual rates: 0.65% on the first $50 million, 0.60% on the next $50 million, and 0.55% on the amounts thereafter. MFIA retained 0.15% of the fee and the remaining amount was paid to the sub-adviser, DSM.

Description of the Amendment to the Investment Advisory Agreement

The terms of the Advisory Agreement following the Amendment, which replaced the previous sub-adviser to the Fund from DSM to Federated, are substantially similar to those of the Advisory Agreement, except that: (i) the advisory fee for the Fund decreased due to the change in sub-adviser; and (ii) the date of the Amendment is different. The Advisory Agreement and the

Amendment are set forth in Appendix A to this Information Statement. Descriptions of the Amendment are qualified in their entirety by reference to the full text of the Amendment as set forth in Appendix A.

The Amendment provides that the Fund shall compensate MFIA based on the average daily net assets of the Fund at the following annual rates: 0.45% on the first $100 million and 0.40% on the amounts thereafter. MFIA retains the first 0.15% of the fee and pays the remainder to the sub-adviser, Federated.

Comparison of Fee Rates under the Investment Advisory Agreement and the Amendment

The fee rates payable to MFIA under the Advisory Agreement are more than the fee rates payable to MFIA under the Amendment. The table below sets forth the advisory fee rates payable to MFIA under the Advisory Agreement and the Amendment as a percentage of the average daily net assets of the Fund.

Advisory Fee Rates Payable to MFIA from the M Large Cap Growth Fund under the Advisory Agreement	Advisory Fee Rates Payable to MFIA from the M Large Cap Growth Fund under the Amendment
0.65% on the first $50 million 0.60% on the next $50 million 0.55% on all assets thereafter	0.45% on the first $100 million 0.40% on all assets thereafter

Fees Paid Under the Investment Advisory Agreement and the Amendment

For the period January 1, 2025 through April 30, 2025, the Fund paid aggregate advisory fees for the M Large Cap Growth Fund of $515,836, $133,958 of such amount was payable to MFIA and the remainder $381,878 was payable to the sub-adviser, DSM. If the Amendment and the New Sub-Advisory Agreement had been in place for the period January 1, 2025 through April 30, 2025, the Fund would have paid aggregate advisory fees of $373,659 with $133,958 of such amount payable to MFIA and the remainder $239,701 payable to the sub-adviser, Federated. The difference between the amounts payable under the current agreement and the amounts that would have been payable if the Amendment and the new sub-advisory agreement had been in place was 0% for MFIA and 37.2% for the sub-adviser.

MFIA does not manage any other funds with a similar investment objective and strategy as the M Large Cap Growth Fund.

MFIA does not serve as an investment adviser to any funds with a similar investment objective and strategy as the M Large Cap Growth Fund.

Basis for the Board's Approval of the Amendment

The Board approved the Amendment at their meeting held on March 28, 2025. The Board considered information provided by MFIA. In considering whether to approve the Amendment, the Board, including the Independent Directors, did not identify any single factor as determinative. Matters considered by the Board, including the Independent Directors, in connection with their approval of the Amendment included the following:

Capability; Nature and Quality of Services

The Board considered MFIA's experience as an investment manager. MFIA has been registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") since 1995. As of December 31, 2024, the Adviser had approximately $930 million in assets under management, all of which were assets of the Corporation. MFIA delegates the day-to-day management of the Funds to its sub-advisers. MFIA monitors the general business activity of the sub-advisers through a variety of quarterly and annual questionnaires, reporting significant changes and developments to the Board at least quarterly, and conducts on-site due diligence meetings. The Board noted that a complete description of the services provided by MFIA and the experience of its officers was contained in its Form ADV, which was included in the Board Materials. The Board further noted that MFIA's organizational chart is also included in the Board Materials. The Board concluded that MFIA has the operational experience, capability, resources, and personnel necessary to continue to manage the Fund.

Compliance History

The Board considered the regulatory compliance history of MFIA. The Board noted that MFIA and the Corporation rely on written policies and procedures, which are designed to prevent violations of the federal securities laws, and that, during the year ended December 31, 2024, MFIA had no material violations of its policies and procedures or its Code of Ethics. The Board concluded that MFIA's compliance program was satisfactory.

Investment Performance

The Board noted that investment performance for the Fund is primarily determined by the investment decisions of the sub-adviser. Management monitors the Fund's performance on an on-going basis and the Board reviews performance each quarter. The Board also noted that MFIA has the responsibility to manage the sub-advisory relationship and to make decisions about when to recommend a change in sub-adviser, including Federated replacing DSM as a sub-adviser to the Fund. The Board noted MFIA's active approach to evaluating the sub-advisory relationship including meeting annually with the sub-adviser. The Board concluded that MFIA was appropriately managing the sub-advisory relationship.

Advisory Fees

The Board noted that the Fund pays a management fee to MFIA; MFIA retains 0.15% of the management fee and pays the balance of the management fee to the sub-adviser; and MFIA had net income of $640,867 for all Funds in 2024. The Board reviewed information comparing the advisory fee of the Fund to the advisory fee charged to similar funds. The Board considered the profitability of MFIA and noted that no "fall-out" or collateral benefits to MFIA or the Corporation were reported except the differentiation in the marketplace allowed by the relationship because M Member Firms were able to offer the Fund to their clients, while the majority of their competitors were not. The Board concluded that the management fees and the portion of the management fees retained by MFIA were fair and reasonable.

Economies of Scale

The Board considered the benefits to investors of economies of scale and noted that the portion of the management fee retained by MFIA does not decrease at breakpoints, but instead remains fixed at 0.15% of the average daily net assets of the Fund. The Board concluded that while MFIA's current fee of 0.15% does not result in any direct economies of scale in managing the Fund, the current fee structure is fair and reasonable.

Operating Expenses

The Board considered the total annual operating expenses of the Fund. In addition to MFIA's advisory fee, the Fund is also responsible for the sub-advisory fee and a portion of the Company's operating expenses. The Board reviewed information comparing the total annual operating expenses of the Fund to the total annual operating expenses of similar funds. Based on information provided by MFIA, the Board considered the types of expenses that were borne by the Fund. The Board concluded that the Corporation's operating expenses were fair and reasonable.

Brokerage Transactions

The Board noted that the trading and execution for the Corporation's portfolios are handled by the sub-advisers. The Board further noted that the Corporation's Chief Compliance Officer reviews the sub-adviser's written policies and procedures for fair trading and best execution on at least an annual basis. The Board considered that each quarter, a sub-adviser that engaged in soft dollar transactions presents a soft dollar report to the Board that contains soft dollar commission information. The Board concluded that it was satisfied with MFIA's oversight of the sub-adviser's broker selection and best execution.

Based on their evaluation of all factors that they deemed to be material and necessary to the exercise of its reasonable business judgment, including those factors described above, the Board, including the Independent Directors, determined to approve the Amendment.

The Amendment to the Advisory Agreement for the Fund does not require shareholder approval. We are not asking you for a proxy on this matter.

Information on the Change in Sub-Advisory Agreement for the Fund

Description of Federated

Federated is located at 125 High Street, Oliver Tower, 21st floor, Boston, Massachusetts 02110. Federated is a SEC registered investment adviser and a wholly owned subsidiary of Federated Hermes, Inc.

Names, Address and Principal Occupations of Each Portfolio Manager, Executive Officer and Each Director or General Partner of Federated

Name	Address	Principal Occupation
Daniel J. Mahr, CFA	125 High Street Oliver Tower, 21st floor Boston, MA 02110	Head of MDT Group at Federated since 2023 and formerly Managing Director, Research since 2008.
Damien Zhang, CFA	125 High Street Oliver Tower, 21st floor Boston, MA 02110	Head of MDT Research at Federated since 2023 and formerly Research Manager since 2015.
Frederick L. Konopka, CFA	125 High Street Oliver Tower, 21st floor Boston, MA 02110	Portfolio and Trading Manager at Federated since 2009.
John Paul Lewicke	125 High Street Oliver Tower, 21st floor Boston, MA 02110	Research Manager at Federated since 2013 and formerly Senior Analyst since 2009.

Description of the Previous Sub-Advisory Agreement

Prior to May 1, 2025, MFIA delegated its responsibility under the Advisory Agreement to provide portfolio management services to the Fund to DSM pursuant to the Previous Sub-Advisory Agreement. The Board approved the Previous Sub-Advisory Agreement at a meeting held on August 17, 2009. The Board most recently approved the continuance of the Previous Sub-Advisory Agreement at a meeting held on March 22, 2024. The Previous Sub-Advisory Agreement has not been approved by the shareholders of the Fund as it was entered into pursuant to an exemptive order granted to the Corporation by the SEC that allows the Adviser, subject to certain conditions, to enter into new sub-advisory agreements with unaffiliated entities without obtaining shareholder approval. Under the terms of the Previous Sub-Advisory Agreement, DSM used its own discretion and, without prior consultation with MFIA, managed the investment operations and composition of the Fund. DSM determined the securities to be purchased and sold and placed orders for such transactions. DSM maintained the books and records of the Fund with regard to these portfolio transactions. DSM was also required to report periodically to MFIA and the Board.

The Previous Sub-Advisory Agreement provided for contractual sub-advisory fees payable to DSM of 0.50% on the first $50 million, 0.45% on the next $50 million, and 0.40% on the amounts thereafter of the average daily net assets of the Fund. For the period January 1, 2025 through April 30, 2025, the sub-advisory fees paid to DSM for its services to the Fund under the Previous Sub-Advisory Agreement were $381,878.

Description of the New Sub-Advisory Agreement

The terms of the New Sub-Advisory Agreement are substantially similar to those of the Previous Sub-Advisory Agreement, except that (a) all references to DSM in the Previous Sub-Advisory Agreement have been changed to Federated in the New Sub-Advisory Agreement; (b) the sub-advisory fee for the Fund will decrease as a result of the change in sub-adviser; (c) the initial term of the New Sub-Advisory Agreement is two years rather than one-year in the Previous Sub-Advisory Agreement and (d) the date of the New Sub-Advisory Agreement is different. The form of New Sub-Advisory Agreement is set forth in Appendix B to this Information Statement. Descriptions of the New Sub-Advisory Agreement are qualified in their entirety by reference to the full text of the Agreement as set forth in Appendix B.

The New Sub-Advisory Agreement, which was entered into on March 28, 2025 and, which took effect on May 1, 2025, requires Federated to manage the investment and reinvestment of the assets of the Fund, subject to the supervision of MFIA. Under the terms of the New Sub-Advisory Agreement, Federated is authorized to effect portfolio transactions for the Fund, using its own discretion and without prior consultation with MFIA. Federated is required to report periodically to MFIA and the Board.

The New Sub-Advisory Agreement provides that it will continue in effect for two years from the date of execution and thereafter from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or by the Board and (ii) the vote of a majority of the Independent Directors of the Corporation, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the New Sub-Advisory Agreement must be approved by MFIA and Federated and, if required by law, by a majority of the Independent Directors of the Corporation. The New Sub-Advisory Agreement may be terminated at any time without penalty (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund; (ii) on not more than 60 days' or less than 30 days' written notice by MFIA; or (iii) upon 90 days' written notice by Federated. The New Sub-Advisory Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act or in the event of the termination of the Advisory Agreement.

The New Sub-Advisory Agreement provides that Federated shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith or gross negligence of its obligations and duties.

Comparison of Fee Rates Under the Previous and New Sub-Advisory Agreements

The sub-advisory fee rates payable to DSM under the Previous Sub-Advisory Agreement were more than the sub-advisory fee rates payable to Federated under the New Sub-Advisory Agreement. The table below sets forth the sub-advisory fee rates paid to DSM under the Previous Sub-Advisory Agreement and the sub-advisory fee rates payable to Federated under the New Sub-Advisory Agreement as a percentage of the average daily net assets of the Fund.

Sub-Advisory Fee Rates Paid to DSM under the Previous Sub-Advisory Agreement	Sub-Advisory Fee Rates Payable to Federated under the New Sub-Advisory Agreement
0.50% on the first $50 million 0.45% on the next $50 million 0.40% on all assets thereafter	0.30% on the first $100 million 0.25% on all assets thereafter

Fees Paid Under the Previous and New Sub-Advisory Agreements

Because the fee rates payable under the Previous Sub-Advisory Agreement were more than the fee rates payable under the New Sub-Advisory Agreement, the aggregate sub-advisory fees paid by MFIA, and consequently the advisory fees paid by the Fund, will decrease as a result of the change in sub-advisers. For the period January 1, 2025 through April 30, 2025, the Fund paid aggregate advisory fees for the M Large Cap Growth Fund of $515,836, $133,958 of such amount was payable to MFIA and the remainder $381,878 was payable to the sub-adviser, DSM. If the Amendment and the New Sub-Advisory Agreement had been in place for the period January 1, 2025 through April 30, 2025, the Fund would have paid aggregate advisory fees of $373,659 with $133,958 of such amount payable to MFIA and the remainder $239,701 payable to the sub-adviser, Federated. The difference between the amounts payable under the current agreement and the amounts that would have been payable if the Amendment and the new sub-advisory agreement had been in place was 0% for MFIA and 37.2% for the sub-adviser.

Federated also serves as investment adviser or sub-adviser to the following funds with a similar investment objective and strategy as the Fund:

Name of Fund	Assets Under Management ($mm) as of March 31, 2025	Advisory Fee as a Percentage of Net Assets
Federated Hermes MDT Large Cap Growth Fund	$2,303,062,471	0.65%

Basis for the Board's Approval of New Sub-Advisory Agreement

The Board approved the New Sub-Advisory Agreement at their meeting held on March 28, 2025 with an effective date of May 1, 2025. The Board considered the New Sub-Advisory Agreement in connection with a change in the sub-adviser for the Fund from DSM to Federated. In considering whether to approve the New Sub-Advisory Agreement, the Board noted that MFIA was recommending the change of sub-adviser and the approval of the New Sub-Advisory Agreement as in the best interests of the Fund and its shareholders. They also considered information provided by MFIA and by Federated. In considering whether to approve the New Sub-Advisory Agreement, the Board, including the Independent Directors, did not identify any single factor as determinative. Matters considered by the Board, including the Independent Directors, in connection with their approval of the New Sub-Advisory Agreement included the following:

Capability; Nature and Quality of Services

The Board considered the capability, nature, extent and quality of services to be provided by Federated. The Board considered the information about Federated's experience as an investment manager. Federated (formerly Federated Investors, Inc.) was founded in 1955 and in 2006, Federated Hermes, Inc. acquired MDT Advisers, Inc., which was founded in 1991. As of December 31, 2024, Federated had approximately $829.6 billion of assets under management. The Board noted that Federated applies a quantitative investment process, which uses 16 factors across three distinct measurement constructs — Growth/Sentiment, Value and Quality. The Board also noted that Federated's proprietary decision tree modeling determines each company's type and attractiveness. The Board concluded that Federated has significant operational experience and the capability, resources and personnel necessary to manage the Fund.

Compliance History

The Board considered the regulatory compliance history of Federated. The Board considered that Federated maintains written policies and procedures that are designed to prevent violations of the federal securities laws. The Board further considered that Federated certified that it has had no material violations of its policies and procedures or its Code of Ethics for the two-year period ended December 31, 2024 and there are no pending inquiries by the SEC or any other regulatory agency. Based upon information provided, including insights from the meeting of the Corporation's Chief Compliance Officer and the Corporation's Administration Manager with Federated's compliance team, the Board concluded that it was satisfied with the adequacy of Federated's compliance program and the Board would consider it further later in the meeting.

Investment Performance

The Board considered information about the investment performance of Federated's MDT Large Cap Growth strategy. The Board noted that as of December 31, 2024, Federated's MDT Large Cap Growth Strategy exceeded its benchmark, the Russell 1000 Growth Index, for the one-, three-, and five-year time periods. The Board noted that, relying on Federated's investment performance managing its equity strategy, Federated's previous investment performance has been satisfactory.

Advisory Fees

The Board considered the sub-advisory fees that would be payable to Federated and the total advisory fee payable by the Fund. The Board reviewed the level of the proposed advisory fees for the Fund to those of other funds with similar strategies. The Board noted that the Fund's proposed total advisory fee includes 0.15% payable to MFIA as an Advisory fee; plus 0.30% payable to Federated on the first $100 million of assets under management; plus 0.25% payable to Federated on amounts exceeding $100 million. The Board considered that MFIA is unaware of any "fall-out" or collateral benefits to Federated, MFIA, or the Corporation that could result from the new sub-advisory relationship. The Board noted that Federated will engage in soft dollar transactions on behalf of the Fund. The Board further noted that the soft dollar credits generated by the Fund may potentially benefit it and/or other Federated accounts and vice versa. The Board concluded that the proposed sub-advisory fees payable to Federated were fair and reasonable and supports the approval of the Federated Sub-Advisory Agreement.

Economies of Scale

The Board considered the benefit to investors of economies of scale. The Board considered that Federated's fee decreases at certain breakpoints and, as Fund assets increase, fixed operating costs are spread over a larger asset base, resulting in a lower per share allocation. The Board concluded that these economies of scale benefit stockholders of the Fund.

Brokerage Transactions

The Board considered the proposed brokerage arrangements by Federated on behalf of the Fund. The Board noted that the Corporation's Chief Compliance Officer has reviewed Federated's written policies and procedures for fair trading and best execution. The Board further noted that Federated selects brokers based on a number of stated criteria and that all brokerage firms ("Brokers") used by Federated must be approved in accordance with their policies and procedures. The Board considered that Federated's internal policy requires it to conduct business with only those Brokers and trading counterparties that have satisfied a robust credit approval process and have been deemed creditworthy to a sufficient standard. The Board noted that Federated engages in soft dollar transactions on behalf of the Fund. The Board concluded that it was satisfied with Federated's policies and procedures for broker selection and execution.

Based on its evaluation of all factors that they deemed to be material and necessary to the exercise of its reasonable business judgment, including those factors described above, the Board, including the Independent Directors, determined to approve the New Sub-Advisory Agreement with Federated.

The New Sub-Advisory Agreement for the Fund does not require shareholder approval. We are not asking you for a proxy on this matter.

OTHER INFORMATION

Information about the Corporation

The Corporation is an open-end management investment company established as a Maryland corporation on August 11, 1995. The Corporation consists of four separate investment portfolios, each of which is a separate mutual fund. Each Fund is a diversified open-end management investment company. The Corporation issues a separate class of stock for each Fund representing fractional undivided interests in that Fund. By investing in a Fund, an investor becomes entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, an investor shares pro rata in any losses of that Fund.

Investment Adviser. MFIA is the investment adviser of the Corporation and its Funds. Robert Olson serves as President of the Adviser and President of the Corporation; Hannah Hasbrook serves as Secretary of the Adviser and Secretary of the Corporation; and Kenneth A. Kalina serves as Chief Compliance Officer of the Adviser and Chief Compliance Officer and Anti-Money Laundering Compliance Officer of the Corporation.

The Adviser is a wholly-owned subsidiary of M Financial Holdings Incorporated, which does business under the name M Financial Group. M Financial Group is engaged in providing product development and marketing support services for participating insurance agents, who, collectively, own a majority of the outstanding stock of M Financial Group. As shareholders, they share in the profits of M Financial Group via periodic stock or cash dividends. M Financial Group derives revenue from, among other things, investment advisory fees with respect to assets invested in the Corporation and receives from insurance carriers compensation based, in part, upon the volume of insurance premiums generated by its participating agents. Clients should be aware that these direct and indirect compensation arrangements may create economic incentives, which could influence recommendations for particular financial products or services (including the Funds). These incentives include, but are not limited to, the following: (i) commissions or other compensation in respect of one particular financial service provider, product, investment, or service may exceed commissions or compensation payable in respect of a comparable provider, product or service; (ii) certain policy features or riders involving commissions or compensation that differ from compensation payable in respect of "base" or standard contractual features; and (iii) products or services that provide revenue, including override commissions or potential reinsurance profits, to

M Financial Group could indirectly provide incentives to agents to recommend such products over similar products or services that do not provide revenue to M Financial Group.

The Adviser was organized on September 11, 1995. Although the Adviser is not primarily responsible for the daily management of the Funds, the Adviser oversees the management of the assets of the Funds by each of the sub-advisers. In turn, each sub-adviser is responsible for the day-to-day management of a specific Fund.

Principal Underwriter. M Holdings Securities, Inc. acts as the distributor (the "Distributor") for each of the Funds. The Distributor is a wholly-owned subsidiary of M Financial Group. No fees are due the Distributor for these services. The Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The principal executive offices of the Distributor are in the same offices as the Corporation located at M Financial Plaza, 1125 NW Couch Street, Suite 900, Portland, OR 97209. The Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934; as an investment advisor under the Advisers Act; and is a member of the Financial Industry Regulatory Authority.

Administrator. State Street Bank and Trust Company is the Corporation's administrator. The address of State Street Bank and Trust Company is 1 Congress Street, Boston, MA 02114.

Outstanding Shares and Significant Shareholders. Appendix C lists the total number of shares outstanding as of June 27, 2025 for the Fund's shares. It also identifies holders, as of June 27, 2025, of more than 5% of the Fund, and contains information about the shareholdings in the Fund of the Directors and the executive officers of the Funds as of June 27, 2025.

Shareholder Proposals at Future Meetings. The Corporation does not hold annual or other regular meetings of shareholders. Shareholder proposals for any future shareholders meeting must be received by the Corporation in writing a reasonable amount of time before the Corporation solicits proxies, to be considered for inclusion in the proxy materials for that meeting.

Certain Directors of the Corporation

No Directors have any substantial interest, direct or indirect, by security holdings or otherwise, in the new sub-advisory agreement for the Fund.

July 30, 2025

Appendix A

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

This Amendment (the "Amendment") is made and entered into effective May 1, 2025 Fund, Inc. a Maryland corporation (the "Fund" and with the Adviser, the "Parties").

RECITALS

A.  The Parties entered into an Investment Advisory Agreement dated September 1, 2001, as amended (the "Agreement").

B.  The Parties desire to amend the Agreement to revise the fee schedule set forth on Schedule A to the Agreement as a result of change in the M Large Cap Growth sub-adviser.

AGREEMENT

1.  Amendment. Schedule A is amended to read in its entirety to as set forth in Schedule A to this Amendment.

2.  Other Provisions. The provisions of the Agreement that are not amended or deleted by this Amendment remain unchanged and in full force and effect.

3.  Defined Terms. All capitalized terms used, but not defined in this Amendment, have the definitions given them in the Agreement.

[This space is intentionally blank.]

The Parties have caused this AMENDMENT TO ADVISORY AGREEMENT to be executed by their duly authorized officers as of the day and year first written above.

M FINANCIAL ADVISERS, INC.

/s/ Robert Olson By: Robert Olson, President
M FUND, INC.
/s/ Robert Olson By: Robert Olson, President

Schedule A
to the
Investment Advisory Agreement
between
M Fund, Inc.
and
M Financial Investment Advisers, Inc.

Pursuant to Section 5, the Fund shall pay the Adviser compensation at an effective annual rate as follows:

Name of Portfolio	Annual Rate of Compensation
M International Equity Fund	0.15% on all assets plus (and only with respect to Fund assets which are not invested in a mutual fund that is advised by the Fund's sub-adviser):
0.32% on the first $100 million
0.27% on all assets thereafter
M Large Cap Growth Fund	0.45% on the first $100 million 0.40% on all assets thereafter
M Capital Appreciation Fund	0.85% on the first $125 million 0.75% on all assets thereafter
M Large Cap Value Fund	0.43%

Appendix B

M FUND, INC.

INVESTMENT SUB-ADVISORY AGREEMENT
For The
M LARGE CAP GROWTH FUND

THIS AGREEMENT made and entered into this 28th day of March, 2025, and effective the 1st day of May, 2025, by and between M Financial Investment Advisers, Inc., a corporation organized and existing under the laws of the State of Colorado (the "Adviser"), and Federated MDTA LLC, a limited liability company organized under the laws of the State of Delaware (the "Sub-Adviser").

WHEREAS, M Fund, Inc., a Maryland corporation (the "Fund"), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is a series fund with a number of portfolios; and

WHEREAS, the Adviser is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act").

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Fund, pursuant to which the Adviser acts as investment adviser to the M Large Cap Growth Fund portfolio of the Fund (the "Portfolio"), which is a series of the Fund; and

WHEREAS, the Adviser is authorized under the Advisory Agreement to delegate certain of its investment advisory responsibilities to one or more persons or companies; and

WHEREAS, the Adviser, with the approval of the Board of the Directors of the Fund (the "Board"), desires to retain the Sub-Adviser to provide investment advisory services to the Portfolio, and the Sub-Adviser is willing to render such investment advisory services.

WHEREAS, the Sub-Adviser is registered as an investment adviser pursuant to the Advisers Act.

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.  Appointment and Acceptance.

(a)  The Adviser and the Fund hereby appoint and employ the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of the Portfolio.

(b)  The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.  Duties of the Sub-Adviser. Subject to supervision by the Adviser and the Board, the Sub-Adviser shall manage the investment operations of the Portfolio and the composition of the Portfolio, including the purchase, retention and disposition of securities and other assets, in accordance with the Portfolio's investment objectives, policies and restrictions as stated in the Portfolio's prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the "Prospectus"), and subject to the following:

(a)  The Sub-Adviser shall provide: (i) a continuous investment program with respect to the Portfolio and (ii) supervision of the Portfolio's investments and determine from time to time what investments and securities will be purchased, retained or sold by the Portfolio, and what portion of the assets will be invested or held uninvested in cash.

(b)  In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity, as applicable, with the Fund's Articles of Incorporation and Bylaws (as such terms are defined herein) and the Prospectus and with the instructions and directions of the Adviser and of the Board and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code"), and all other applicable federal and state laws and regulations, as each is amended from time to time.

(c)  The Sub-Adviser shall determine the securities to be purchased or sold by the Portfolio and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Portfolio's Registration Statement (as defined herein) and Prospectus or as the Board of Directors or the Adviser may direct from time to time, in conformity with federal securities laws. In executing Portfolio transactions and selecting brokers or dealers, the Sub-Adviser will seek to obtain best execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. In assessing best execution for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating best execution, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Portfolio and/or other accounts over which the Sub-Adviser or an affiliate of the Sub-Adviser may exercise investment discretion. The Sub-Adviser is authorized, subject to compliance with said Section 28(e), to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer — viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Portfolio. The Sub-Adviser shall certify quarterly to the Fund as to the Sub-Adviser's compliance with Section 28(e).

Except as permitted by law or an exemptive order or rule of the Securities and Exchange Commission ("SEC"), and the Fund's policies and procedures adopted thereunder, the Sub-Adviser agrees that it will not execute without the prior written approval of the Adviser any portfolio transactions for the Portfolio with a broker or dealer which is (i) an affiliated person of the Fund, the Adviser or any sub-adviser for any series of the Fund; (ii) a principal underwriter of the Fund's shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a written list of such brokers and dealers prior to execution of this Agreement and will, from time to time, update such list as necessary. The Sub-Adviser agrees that it will provide the Adviser with a written list of brokers and dealers that are affiliates of the Sub-Adviser and will, from time to time, update such list as necessary.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may (but shall not be obligated to) aggregate purchase or sale orders for the Portfolio with contemporaneous purchase or sale orders of other clients of the Sub-Adviser or its affiliated persons to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or other investments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be equitable and consistent with the Sub-Adviser's applicable policies and procedures as in effect from time to time. The Adviser hereby acknowledges that such aggregation of orders may not result in a more favorable price or lower brokerage commissions in all instances.

(d)  The Sub-Adviser shall maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Portfolio and shall render to the Adviser or Board such periodic and special reports as the Adviser or Board may reasonably request.

The Sub-Adviser shall keep the Portfolio's books and records required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services under this Agreement needed by the Adviser to keep the other books and records of the Portfolio required by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall also furnish to the Adviser any other information that is required to be filed by the Adviser or the Fund with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Fund obtains from the SEC. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser agrees that all records that it maintains on behalf of the Portfolio are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund's request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor Sub-Adviser upon the termination of this Agreement (or, if there is no successor Sub-Adviser, to the Adviser). For the avoidance of doubt, the Sub-Adviser is not the compliance agent for the Portfolio, the Fund or the Adviser, may not have access to all of the books and records of the Portfolio necessary to perform certain compliance testing, and will not be obligated to request any books and records of the Fund or the Portfolio not in the Sub-Adviser's possession for purposes of compliance testing.

(e)  The Sub-Adviser shall provide the Portfolio's custodian on each business day with information relating to all transactions concerning the Portfolio's assets and shall provide the Adviser with such information upon reasonable request of the Adviser. For the avoidance of doubt, the assets of the Portfolio will be maintained in the custody of the Portfolio's custodian (who shall be identified by the Adviser in writing). The Sub-Adviser will not have custody of any cash, securities or other assets of the Portfolio and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reliance on instructions of the Sub-Adviser.

(f)  The Sub-Adviser shall cooperate with the Adviser, its representatives, and any third party retained thereby upon the Adviser's exercise of its right, granted hereby, to compel an audit of the Portfolio's financial records, examine records of the Portfolio's portfolio transactions, and/or make a copy of such records.

(g)  In furnishing services hereunder, to the extent prohibited under, or necessary to comply with, the 1940 Act, the Sub-Adviser will not consult with any other sub-adviser to the Fund concerning transactions of the Portfolio in securities or other assets. For the avoidance of doubt, the foregoing restriction will not be deemed to prohibit the Sub-Adviser from consulting with: (i) any of its affiliated persons concerning transactions in securities or other assets; (ii) any of the other covered sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act; and (iii) a successor sub-adviser of the Portfolio in order to effect an orderly transition of sub-advisory duties so long as such consultations do not concern transactions prohibited by Section 17(a) of the 1940 Act.

(h)  The Sub-Adviser shall promptly notify the Adviser of any material financial condition affecting the Sub-Adviser that is likely to impair the Sub-Adviser's ability to fulfill its commitments under this Agreement

(i)  Unless the Adviser advises the Sub-Adviser in writing that the right to vote proxies has been expressly reserved to the Adviser or otherwise delegated to another party, the Sub-Adviser shall exercise voting rights incident to any securities held in the Portfolio without consultation with the Adviser in accordance with Sub-Adviser's proxy voting policies and procedures as in effect from time to time. The Sub-Adviser shall further respond to all voluntary corporate action matters incident to the securities held in the Portfolio that require a portfolio management decision including, without limitation, the decision to respond to tender shares in response to a tender offer. The Sub-Adviser shall provide to the Adviser the Portfolio's proxy voting record as may be required to comply with all applicable regulatory disclosure and filing requirements. The Adviser agrees and understands that the Sub-Adviser will not take any action or render advice involving legal action on behalf of the Adviser with respect to securities or other investments held in the Portfolio or the issuers thereof, which become the subject of legal notices or proceedings, including securities class actions and bankruptcies.

(j)  The Sub-Adviser shall timely provide such information and data as may be reasonably requested by the Adviser regarding the Sub-Adviser's management of the Portfolio's assets, including, but not limited to, semiannual written Portfolio manager commentary and analysis, portfolio holdings and positions, and country and industry diversification tables.

(k)  The Sub-Adviser shall provide to the Adviser in a timely manner, such information as is needed by the Fund to properly prepare registration statements, proxy statements, and other documents required by SEC rules and regulations, including but not limited to information required by Items 5, 9, 10(a)(2), 19(a)(1) and 20 of SEC Registration Statement Form N-1A. The Sub-Adviser shall promptly inform the Adviser of any material change in such information. The Sub-Adviser will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities in the Portfolio.

(l)  The Sub-Adviser will provide (i) quarterly reports confirming that it has complied with the Adviser's compliance policies and procedures in managing the Portfolio and (ii) quarterly certifications that there were no unreported Material Compliance Matters (as that term is defined by Rule 38a-1(e)(2) that arose under the Fund's compliance policies and procedures that related to the Sub-Adviser's management of the Portfolio. In addition, the Sub-Adviser will provide sub-certifications, upon request, with respect to Form N-CSR.

(m)  The Sub-Adviser will assist the Adviser, the Fund's administrator (the "Administrator") and/or the Fund in their determination of fair valuation of all portfolio securities held in the Portfolio and will use its reasonable efforts to arrange for the provision of valuation information for each portfolio security held in the Portfolio for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service, unless prohibited by applicable law or confidentiality obligations. The Sub-Adviser shall promptly notify the Adviser if, for any reason, the Sub-Adviser believes that the price of any security or other investment in the Portfolio may not accurately reflect the value thereof. The Sub-Adviser will maintain adequate records with respect to securities valuation information provided hereunder, and shall provide such information to the Adviser upon request, with such records being deemed Fund records. For the avoidance of doubt, the Sub-Adviser is not responsible for valuing or pricing the portfolio securities held in the Portfolio.

(n)  The Sub-Adviser shall furnish the Adviser with any further documents, materials or information that Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

(o)  The Sub-Adviser and its officers may act and continue to act as investment manager for others, and nothing in this Agreement shall in any way be deemed to restrict the right of the Sub-Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to Adviser.

(p)  The Sub-Adviser is authorized on behalf of the Fund to execute all agreements, instruments and documents that the Sub-Adviser believes are necessary or advisable in performing its duties in the management of the Portfolio and relate to investments authorized hereunder.

3.  Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement.

4.  Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

(a)  The Fund's Articles of Incorporation, as filed with the Secretary of State of the State of Maryland (such Articles of Incorporation, as in effect on the date of this Agreement and as amended from time to time, are herein called the "Articles of Incorporation");

(b)  Bylaws of the Fund (such Bylaws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "Bylaws"); and

(c)  The SEC Registration Statement for the Fund (the "Registration Statement").

The Adviser shall furnish the Sub-Adviser with any further documents, materials or information that Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

5.  Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its performance of the services under this Agreement other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Portfolio. The Portfolio shall be responsible for its expenses, including any extraordinary expenses that may arise. Additionally, the Sub-Adviser will not be responsible for the expenses of the Portfolio, the Fund or the Adviser, including, but not limited to: expenses incurred in the distribution of shares of the Fund; fees and expenses related to any required filings, or any amendment or supplement thereto, under the Securities Act of 1933, as amended ("Securities Act"), the 1940 Act or otherwise; interest expense, taxes, fees and commissions of every kind; and charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents and other service providers to the Fund or the Portfolio.

6.  Compensation of the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser shall pay to the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rates specified in Schedule A, which is attached hereto and made part of this Agreement. The fee shall be calculated by applying a daily rate, based on the annual percentage rates as specified in Schedule A, to the average daily net assets of the Portfolio and shall be paid to the Sub-Adviser quarterly. The Sub-Adviser may, in its discretion and from time to time, waive all or a portion of its fee.

7.  Limitation of Liability of the Sub-Adviser; Indemnification. Neither the Sub-Adviser nor any of its directors, officers, employees or affiliates shall be liable for any expenses, losses, damages, liabilities, demands, charges, and claims of any kind or nature (including attorneys' fees) (collectively, "Losses"), suffered by the Portfolio or the Adviser in connection with performance of the Sub-Adviser's obligations under this

Agreement as a result of any error of judgment, mistake of law or other action or omission by the Sub-Adviser or its directors, officers, employees or affiliates, except Losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or Losses resulting from willful misfeasance, bad faith or gross negligence of the Sub-Adviser or its directors, officers, employees or affiliates part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

The Adviser shall reimburse, indemnify, and hold harmless the Sub-Adviser or any of its directors, officers, employees or affiliates, individually and as sub-adviser, of and from any and all Losses whatsoever, arising from the operations and management of the Portfolio except where such Losses are the result of an occurrence described in the foregoing paragraph for which the Sub-Adviser or its directors, officers, employees or affiliates is determined to be liable.

The Sub-Adviser shall indemnify the Adviser or any of its directors, officers, employees or affiliates, from any and all Losses whatsoever incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser's breach of fiduciary duty to the Sub-Adviser.

The Sub-Adviser shall indemnify the Fund or any of its directors, officers, employees or affiliates for all Losses whatsoever incurred by the Fund by reason of or arising out of any act or omission by the Sub-Adviser or its directors, officers, employees or affiliates under this Agreement if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser or its directors, officers, employees or affiliates, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Fund or the Fund's breach of fiduciary duty to the Sub-Adviser.

Notwithstanding the foregoing, the Sub-Adviser does not guarantee the future performance of the Portfolio or any specific level of performance,

the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser's overall management of the Portfolio. The Adviser understands and acknowledges that investment decisions made for the Portfolio are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable or even successful.

This Section 7 shall survive termination of the Agreement.

8.  Reports. During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of the Portfolio, the Fund or the public that refer to the Sub-Adviser or its clients in any way prior to the use thereof and not to use such material if the Sub-Adviser reasonably objects to the use thereof in a writing received by the Adviser within five business days (or such period as may be mutually agreed upon) after the Sub-Adviser's receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by e-mail, first class or overnight mail, facsimile transmission equipment or hand delivery.

During the term of this Agreement, the Sub-Adviser agrees that it will not produce or cause to be produced any sales literature or other marketing materials that refer to the Adviser or the Fund in any way.

9.  Representations of Sub-Adviser. Sub-Adviser represents, warrants, and agrees as follows:

(a)  The Sub-Adviser (i) is registered as an investment adviser under Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify Adviser of the occurrence of any event that would disqualify Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)  The Sub-Adviser has adopted a written code of ethics (the "Sub-Adviser Code") complying with the requirements of Rule 17j-1 under the 1940 Act, as may be amended from time to time, and, has provided the Adviser with a copy of the Sub-Adviser Code, together with evidence of its adoption. The Sub-Adviser certifies that it has adopted procedures reasonably necessary to prevent "access persons" as defined in Rule 17j-1 ("Access Persons") from violating the Sub-Adviser Code. On a quarterly basis, the Sub-Adviser will either: (i) certify to Adviser that the Sub-Adviser and its Access Persons have complied with Sub-Adviser Code with respect to the Fund, or (ii) identify any material violations of the Sub-Adviser Code which have occurred with respect to the Fund. In addition, the Sub-Adviser will furnish at least annually to Adviser and the Board a written report that (a) describes any issues arising under the Sub-Adviser Code since the last report to the Board, including, but not limited to, information about material violations of the Sub-Adviser Code with respect to the Fund and sanctions imposed in response to the material violations and (b) certifies that the Sub-Adviser has adopted procedures reasonably necessary to prevent Access Persons from violating the Sub-Adviser Code.

(c)  The Sub-Adviser represents and warrants that it has delivered to the Fund at least 48 hours prior to the execution of this Agreement a copy of the Sub-Adviser's current Form ADV (Parts 1 and 2) and all information in such document is complete and accurate in all material respects as of the date hereof and is in conformity in all material respects with applicable laws, rules and regulations. The Sub-Adviser hereby covenants and agrees promptly to deliver to the Fund all amendments to its Form ADV.

(d)  The Sub-Adviser acknowledges and agrees that it has not received legal or regulatory advice from the Fund, the Adviser, or any of their respective employees or representatives, and is not entitled to rely on any statements or omissions by such employees or representatives regarding applicable law or regulation in satisfying its obligations hereunder, including it obligation to comply with all applicable laws and regulations.

(e)  The Sub-Adviser has provided the Adviser, and the Adviser acknowledges having received, a description or copy of the Sub-Adviser's policies and procedures for voting proxies relating to client securities and information concerning how they can obtain information concerning how the Sub-Adviser has voted proxies relating to securities held by the Fund. The Sub-Adviser shall on a quarterly basis inform the Adviser of any material changes to such policies and procedures.

(f)  The Sub-Adviser has adopted and implemented written policies and procedures pursuant to Rule 206(4)-7 under the Advisers Act (copies of which have been provided to the Adviser, receipt of which is hereby acknowledged by the Adviser) reasonably designed to prevent violation, by the Sub-Adviser and its supervised persons, at all times of all applicable provisions of the Advisers Act, and any rules and regulations adopted thereunder. The Sub-Adviser shall on a quarterly basis notify the Adviser of any material changes in the written policies and procedures.

(g)  The Sub-Adviser shall be responsible for ensuring that the Portfolio complies with the diversification requirements of Sub-Chapter M and Section 817(h) of the Code and regulations issued thereunder as these apply to separate accounts through which variable life insurance contracts and variable annuity contracts are issued.

(h)  The Sub-Adviser shall be responsible for ensuring compliance, by itself and its supervised persons, with the provisions of the Registration Statement and the Articles and Bylaws of the Fund.

(i)  In order that the Board and the Fund's chief compliance officer may fulfill their obligations under Rule 38a-1 under the 1940 Act (and in addition to, and without limiting, its duties and obligations under other provisions of this Agreement), the Sub-Adviser agrees that (i) the policies and procedures established by the Sub-Adviser for managing the Portfolio, including, but not limited to all policies and procedures designed to ensure compliance with applicable federal and state laws and regulations governing the Sub-Adviser/client relationship and management and operation of the Portfolio, shall be made available for inspection by the Adviser and its authorized representatives, including the Fund's and the Adviser's chief compliance officers, not less frequently than annually; (ii) the Fund's chief compliance officer, and her (or his) agents and representatives, shall have reasonable access to the Sub-Adviser's directors, officers, and employees, and reasonable access to the Sub-Adviser's offices and facilities; and (iii) it will complete and promptly return to the Fund quarterly and annual due diligence questionnaires provided by the Fund.

(j)  The Sub-Adviser will notify the Fund and the Adviser of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or to the Executive Board of the Sub-Adviser, in each case prior to such change if possible but in any event not later than promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Fund and Adviser, if any, arising out of such change.

(k)  The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage equal to not less than $5,000,000.

10.  Nondisclosure. The Sub-Adviser acknowledges it is subject to and will abide by Section 204A of the Advisers Act regarding the misuse of non-public information.

(a)  In addition to and without limiting the generality of the foregoing, the Sub-Adviser shall not, and shall cause its affiliates, officers, directors, employees and representatives not to, use or disclose any confidential or proprietary information of the Adviser or relating to the Fund (including, without limitation, any information or data with respect to the investment activities of the Fund or the terms of the Advisory Agreement) to any unaffiliated third party, or use the name of the Adviser or any of the Adviser's subsidiaries or affiliates; provided, that the Sub-Adviser may disclose any confidential or proprietary information (i) with the prior written approval of Adviser or (ii) to a regulatory authority, so long as Sub-Adviser shall have given Adviser prompt written notice of any such required disclosure prior to disclosure and agrees to assist the Adviser in obtaining a protective order or other similar relief, unless such notice is prohibited by applicable law.

(b)  The Adviser shall not, and shall cause its affiliates, officers, directors, employees and representatives not to, disclose confidential or proprietary information of the Sub-Adviser to any unaffiliated third parties; provided, that the Adviser may disclose any confidential or proprietary information regarding the Sub-Adviser (i) with the prior written approval of the Sub-Adviser or (ii) to a regulatory authority, so long as the Adviser shall have given the Sub-Adviser prompt written notice of any such required disclosure prior to disclosure and agrees to assist the Sub-Adviser in obtaining a protective order or other similar relief, unless such notice is prohibited by applicable law; provided further, that the Adviser shall have the right to use the Sub-Adviser's name in public relations and marketing material.

(c)  The foregoing restrictions shall not apply to any information that: (i) is or becomes a matter of general public knowledge without any violation of the Advisory Agreement or confidentiality on the part of the disclosing party; (ii) was available to a party or any of its affiliates, officers, directors, employees or representatives on a non-confidential basis prior to the disclosure of such information by the disclosing party; or (iii) comes into possession of a party hereto from any third party not affiliated with either party hereto properly in possession of such information.

11.  Duration and Termination. This Agreement shall become effective upon its approval and at the time determined by the Fund's Board of Directors and by the vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that at any time the Adviser shall have obtained exemptive relief from the SEC permitting it to engage a sub-adviser without first obtaining approval of the Agreement from a majority of the outstanding voting securities of the portfolio(s) involved, this Agreement shall become effective upon its approval by the Fund's Board of Directors at the time specified by the Board. Any sub-adviser so selected and approved shall be without the protection accorded by shareholder approval of an investment adviser's receipt of compensation under Section 36(b) of the 1940 Act, until such shareholder approval is obtained.

This Agreement shall continue in effect for a period of two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated (a) by the Portfolio at any time, without the payment of any penalty, by the vote of a majority of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Portfolio, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the Sub-Adviser, or (c) the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Adviser's agreement with the Fund. As used in this Section 11, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

12.  Service Providers. Notwithstanding anything contained in this Agreement to the contrary, the Sub-Adviser may enter into arrangements with its affiliates and other third party contractors in connection with the performance of the Sub-Adviser's services and other obligations under this Agreement, including for the provision of certain personnel, services and facilities to the Sub-Adviser (including, for example, services provided by Federated Advisory Services Company), provided that such arrangements comply with the 1940 Act (including, if applicable the requirements of Section 15 of the 1940 Act). The Sub-Adviser agrees, subject to the terms and conditions of this Agreement, that the Sub-Adviser will remain responsible for any actions or omissions of such affiliates or other third party contractors to the same extent as if the Sub-Adviser had taken such action or made such omission under this Agreement.

13.  Governing Law. This Agreement shall be governed by the internal laws of the State of Maryland, without regard to conflicts of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

14.  Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their permitted successors.

15.  Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered by hand, transmitted by e-mail, electronic facsimile, in portable document format (pdf) or some other electronic form, or mailed by registered, certified or overnight United States mail, postage prepaid, or sent by overnight delivery with a nationally recognized courier, addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:	M Financial Investment Advisers, Inc. M Financial Plaza 1125 NW Couch Street, Suite Portland, OR 97202 Attn: President
To the Sub-Adviser at:	Federated MDTA LLC 1001 Liberty Avenue Pittsburgh, PA 15222-3779 Attn: George Polatas

  Each such notice, advice or report shall be effective upon receipt or three days after mailing.

16.  Entire Agreement. This Agreement, along with the Exclusivity Agreement, dated as of March 28, 2025, between the parties embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

17.  1940 Act. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

[This space is intentionally blank.]

IN WITNESS WHEREOF, the parties hereto have caused this INVESTMENT SUB-ADVISORY AGREEMENT to be executed by their duly authorized officers as of the day and year first written above.

M FINANCIAL INVESTMENT ADVISERS, INC.

/s/ Robert Olson Robert Olson President

FEDERATED MDTA LLC

/s/ John B. Fisher By: John B. Fisher Title: President & CEO

Schedule A
to the
Investment Sub-Advisory Agreement
between
M Financial Investment Advisers, Inc.
and
Federated MDTA LLC

Pursuant to Section 6, the Adviser shall pay the Sub-Adviser compensation at an effective annual rate as follows:

Name of Portfolio	Annual Rate of Compensation
M Large Cap Growth Fund	0.30% on the first $100 million
0.25% on all assets thereafter

Appendix C

Shares Outstanding
(as of June 27, 2025)

Fund	Number of Shares Outstanding
M Large Cap Growth Fund	8,235,792.296

Control Persons and Principal Shareholders

Shares of the Funds are owned by insurance companies as depositors of separate accounts, which are used primarily to fund variable annuity contracts and variable life insurance contracts. Persons or companies owning more than 25% of the outstanding shares of a Fund are presumed to "control" the Fund within the meaning of the 1940 Act. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders. As of June 27, 2025, John Hancock Variable Life Insurance Co. and Pacific Life Insurance Co. may each be deemed a control person of certain Funds in which their separate accounts hold more than 25% as reflected below:

M Large Cap Growth Fund
John Hancock Variable Life Insurance Company	44.59%
Pacific Life Insurance Co.	37.35%

As of June 27, 2025, there were no shareholders that may be deemed a principal shareholder of the Fund.

The addresses of each owner of the Fund's shares are as follows:

John Hancock Variable Life Insurance Company, 601 Congress Street, Boston, MA 02110

Pacific Life Insurance Co., 700 Newport Center Drive, Newport Beach, CA 92660

As of June 27, 2025, the officers and the members of the Board of the Company, as a group, owned less than 1% of the shares of the Fund.

C-1